UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

Colony Credit Real Estate, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CLNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2021, Colony Credit Real Estate, Inc. (the “Company”) issued a press release announcing its financial position as of March 31, 2021 and its financial results for the first quarter ended March 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 5, 2021, the Company made available a Supplemental Financial Disclosure Presentation for the quarter ended March 31, 2021 on the Company’s website at www.clncredit.com. A copy of the Supplemental Financial Disclosure Presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 5, 2021, the Company posted an investor presentation (the “Investor Presentation”) to its website at www.clncredit.com under the “Shareholders” tab, subheading “Events and Presentations – Presentations”. Representatives of the Company expect to use such presentation in various conferences and meetings in the coming weeks. A copy of the Investor Presentation is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Use of Website to Distribute Material Company Information

The Company’s website address is www.clncredit.com. The Company uses its website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding the Company, is routinely posted on and accessible on the Shareholders subpage of its website, which is accessible by clicking on the tab labeled “Shareholders” on the website home page. The Company also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission disclosing the same information. Therefore, investors should look to the Shareholders subpage of the Company’s website for important and time-critical information. Visitors to the Company’s website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Shareholders subpage of the website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated May 5, 2021

99.2	Supplemental Financial Disclosure Presentation for the quarter ended March 31, 2021

99.3	Investor Presentation, dated May 5, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2021	COLONY CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary